                                                                     Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: www.nvsos.gov                                    Document Number
                                                          20090377209-89
                                                          Filing Date and Time
                                                          04/29/2009 1:11 PM
                                                          Entity Number
                                                          E0228252009-6

                                                          Filed in the office of
                                                                /s/ Ross Miller
                                                                    Ross Miller
                                                              Secretary of State
                                                                 State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               Axilogix Education Corporation

2. Resident Agent             [X] Commercial Registered Agent: Incsmart.biz Inc.
   for Service                Name
   of Process                                                                        Nevada
  (check only one box)        Address                                   City                             Zip Code

3. Shares:
   (number of shares          Number of shares                                         Number of shares
   corporation                with par value: 150,000,000      Par value: $0.001       without par value:
   authorized
   to issue)

                              1. John P. Daglis
4. Names & Addresses,            Name
   of Board of                   501 Scarborough Drive 3rd Floor      Egg Harbor Township      NJ           08234
   Directors/Trustees:           Street Address                          City                  State       Zip Code
   (attach additional page
   if there is more than 3    2.
   directors/trustees            Name

                                 Street Address                          City                  State       Zip Code

                              3.
                                 Name

                                 Street Address                          City                  State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)

6. Names, Address             John P. Daglis                                           /s/ John P. Daglis
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    501 Scarborough Drive 3rd Floor      Egg Harbor Township         NJ           08234
   if there is more than 1    Address                                    City                  State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             See Attached
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.